UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

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Russell Corporation

(Exact name of registrant as specified in its charter)

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Delaware	1-5822	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 11, 2006, Russell Corporation ("Russell") will be making a presentation to Institutional Shareholder Services in connection with the proposed acquisition of Russell by Berkshire Hathaway Inc. pursuant to their previously filed Agreement and Plan of Merger, dated as of April 17, 2006.

A copy of the slides to be used during the presentation are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 8.01	Other Events

The information set forth in Item 7.01 of this Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Russell Corporation Presentation to Institutional Shareholder Services, dated July 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

	By:	/s/ Floyd G. Hoffman
July 11, 2006		Floyd G. Hoffman
Senior Vice President, Corporate Development,
General Counsel and Secretary